UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 29, 2006
Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT		06156
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(860) 273-0123
Former name or former address, if changed since last report:
Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Explanatory Note
Aetna Inc. (“Aetna”) hereby amends its Current Report on Form 8-K filed on June 30, 2006 in this Current Report on Form 8-K/A to set forth the committees of Aetna’s Board of Directors (the “Board”) to which Frank M. Clark has been named.
Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 29, 2006, Aetna announced the appointment of Frank M. Clark to its Board. On September 29, 2006, Mr. Clark was appointed to the Board’s Committee on Compensation and Organization and its Medical Affairs Committee.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.

Date: October 2, 2006	By:	/s/ Ronald M. Olejniczak

Name: Ronald M. Olejniczak
Title: Vice President and Controller